UNIT-BASED COMPENSATION	12 Months Ended
Dec. 31, 2018
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
UNIT-BASED COMPENSATION
UNIT-BASED COMPENSATION

The Golar LNG Partners LP Long Term Incentive Plan (the “GMLP LTIP”) was adopted by our board of directors, effective as of May 30, 2016. The maximum aggregate number of common units that may be delivered pursuant to any and all awards under the GMLP LTIP shall not exceed 500,000 common units, subject to adjustment due to recapitalization or reorganization as provided under the GMLP LTIP. The GMLP LTIP allows for grants of (i) unit options, (ii) unit appreciation rights, (iii) restricted unit awards, which may include tandem unit distribution rights, (iv) phantom units, (v) unit awards, (vi) other unit-based awards, (vii) cash awards, (viii) distribution equivalent rights (whether granted alone or in tandem with another award, other than a restricted Unit or Unit award), (ix) substitute awards and (x) performance-based awards. Either authorized unissued shares or treasury shares (if there are any) in the Partnership may be used to satisfy exercised options.

As of December 31, 2018, 99,000 options to purchase common units had been awarded to our directors and management under the GMLP LTIP. There were no options awarded in the year ended December 31, 2018.

The options had an exercise price of $20.55 per unit, representing the closing price of the common units on November 17, 2016, the grant date, and a contractual term of five years. The exercise price will be adjusted for each time we pay distributions. One third of the options vested in November 2017, the second third vested in November 2018 and the final third will vest in November 2019.

The fair value of each option award is estimated on the grant date or modification date using the Black-Scholes option pricing model based on the following assumptions as of the grant date.

	2017	2016
Risk free interest rate	1.5%	1.5%
Expected volatility of common units(1)	44.8%	44.8%
Expected dividend yield(2)	0.0%	0.0%
Expected life of options (in years)	5.0 years	5.0 years

(1) The assumption for expected future volatility is based primarily on an analysis of historical volatility of our common units.
(2) The dividend yield has been estimated at 0.0% as the exercise price of the options are reduced by the value of distributions, declared and paid on a per unit basis.

A summary of option activity for the year ended December 31, 2018 is presented below:

(in thousands of $, except per unit data)	Units (in '000s)	Weighted average exercise price	Weighted average remaining contractual term (years)
Options outstanding at December 31, 2017	99	$18.24	3.9

Options outstanding at December 31, 2018	99	$16.10	2.9

Options exercisable at:
December 31, 2018	66	16.10	2.9
December 31, 2017	33	18.24	3.9

	Year ended December 31
(in thousands of $)	2018	2017	2016
Fair value of unit options which fully vested in the year	233	233	—

Compensation cost recognized in the consolidated statement of operations	234	238	23

As at December 31, 2018, the intrinsic value of unit options that were both outstanding and exercisable was $nil, as the exercise price was higher than the market value of the common units underlying the options at year end (2017: $0.2 million).

As of December 31, 2018, the total unrecognized compensation cost amounting to $0.2 million relating to unit options outstanding is expected to be recognized over a weighted average period of 0.9 years.